Policyholder claims and benefits	12 Months Ended
Dec. 31, 2018
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Policyholder claims and benefits

12 Policyholder claims and benefits

	2018	2017	2016
Benefits and claims paid life	19,673	23,634	23,877
Benefits and claims paid non-life	1,658	1,903	2,052
Change in valuation of liabilities for insurance contracts	(2,639)	22,741	16,193
Change in valuation of liabilities for investment contracts	(8,143)	(2,644)	(104)
Other	9	(34)	(45)
Total	10,557	45,599	41,974

Policyholder claims and benefits includes claims and benefits in excess of account value for products for which deposit accounting is applied and the change in valuation of liabilities for insurance and investment contracts. The lines ‘‘Change in valuation of liabilities for insurance contracts’’ and ‘‘Change in valuation of liabilities for investment contracts’’ reflect movements in technical provisions resulting from “Net fair value change on for account of policyholder financial assets at fair value through profit or loss” included in note 10 Results from financial transactions of EUR 11,326 million negative (2017: EUR 20,524 million positive, 2016: EUR 15,121 million positive). In addition, the line ‘‘Change in valuation of liabilities for insurance contracts’’ includes an increase of technical provisions for life insurance contracts of EUR 1,403 million (2017: increase of EUR 601 million, 2016: increase of EUR 2,349 million).